UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                                  May 23, 2006


                      BRITTON & KOONTZ CAPITAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Mississippi                      0-22606                 64-0665423
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)


                   500 Main Street, Natchez, Mississippi 39120
               (Address of Principal Executive Offices) (Zip Code)


                                 (601) 445-5576
               Registrant's Telephone Number, Including Area Code:


Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

            On May 23, 2006, the Board of Directors of Britton & Koontz Capital Corporation (the "Board") declared a quarterly cash dividend on its common stock of $.18 per share. In addition, the Board elected Robert R. Punches, as chairman of the Board.

            On May 24, 2006, Britton & Koontz Capital Corporation issued a press release to declare the quarterly cash dividend and a second release announcing the election of Mr. Punches as chairman of the Board. The two press releases are filed as Exhibit 99.1 and 99.2, respectively, to this Form 8-K.

Item 9.01   Financial Statements and Exhibits.


         (d)      Exhibits

                    99.1 Press Release issued by Britton & Koontz Capital Corporation dated May 24, 2006, to declare quarterly dividend.

                    99.2 Press Release issued by Britton & Koontz Capital Corporation dated May 24, 2006, to elect Punches as chairman.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                           BRITTON & KOONTZ CAPITAL CORPORATION




May 25 2006                                /s/ W. Page Ogden
                                           ___________________________________
                                           W. Page Ogden
                                           President and Chief Executive Officer

                                  Exhibit Index


Exhibit
Number            Item

   99.1 Press Release issued by Britton & Koontz Capital Corporation dated May 24, 2006, to declare quarterly dividend.

   99.2 Press Release issued by Britton & Koontz Capital Corporation dated May 24, 2006, to elect Punches as chairman.

                                  EXHIBIT 99.1

                                                                    EXHIBIT 99.1
Britton & Koontz Capital Corporation

500 Main Street                     601-445-5576
P O Box 1407                        601-445-2481  FAX
Natchez, MS  39121                  http://www.bkbank.com
                                    corporate@bkbank.com


FOR IMMEDIATE RELEASE:              FOR MORE INFORMATION:
---------------------               ---------------------
May 24, 2006                        W. Page Ogden, President & CEO
(NASDAQ - BKBK)                     William M. Salters, Treasurer & CFO

                  BRITTON & KOONTZ DECLARES QUARTERLY DIVIDEND

         Natchez, Mississippi - The Board of Directors of Britton & Koontz Capital Corporation (Nasdaq: BKBK, "B&K Capital" or "the Company") on May 23, 2006, declared a quarterly dividend of $0.18 per share to shareholders of record as of May 31, 2006, and payable June 15, 2006.

         Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A. which operates three full service offices in Natchez, two in Vicksburg, Mississippi, and one in Baton Rouge, Louisiana. The Company also owns Britton & Koontz Title Insurance Agency, Inc. which was established to issue title insurance on properties in the State of Mississippi. As of March 31, 2006, the Company reported assets of $382.8 million and equity of $31.6 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at May 23, 2006, were 2,117,086.

Forward Looking Statements

         This news release contains statements regarding the projected performance of Britton & Koontz Capital and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.


                                       ###

                                  EXHIBIT 99.2

                                                                    EXHIBIT 99.2
Britton & Koontz Capital Corporation

500 Main Street                    601-445-5576
P O Box 1407                       601-445-2488  FAX
Natchez, MS  39121                 http://www.bkbank.com
                                   corporate@bkbank.com


FOR IMMEDIATE RELEASE:             FOR MORE INFORMATION:
---------------------              ---------------------
May 24, 2006                       W. Page Ogden, President & CEO
for (Nasdaq/Symbol BKBK)           William M. Salters, Treasurer & CFO

                    BRITTON & KOONTZ ELECTS PUNCHES CHAIRMAN

         Natchez, Mississippi - The Board of Directors of Britton & Koontz Capital Corporation (Nasdaq: BKBK, "B&K Capital" or "the Company") has elected Robert R. Punches, as chairman of the Board of Directors.

         Mr. Punches, age 56, a board member since 1984, has served as Vice Chairman of the Board and as chairman of the Board's Executive Committee. He holds degrees from Tulane University (BA), the University of Mississippi (JD) and Boston University (LLM in Tax) and practices law in the Natchez, Mississippi area.

         R. Andrew Patty II was elected to the position of Vice Chairman of the Board. A board member since 2000, Mr. Patty, age 40, will serve on the executive, compensation and nominating committees of the Company and various committees of its banking subsidiary, Britton & Koontz Bank, N.A. Mr. Patty holds degrees from Tulane University (BA) and the University of North Carolina
(JD) and practices law in the Baton Rouge, Louisiana area.

         W. Page Ogden, who served as Chairman from 2002 to 2006, continues as President and CEO of both the Company and Britton & Koontz Bank, N.A. Commenting on the recent changes, Mr. Ogden said, "In selecting Messrs. Punches and Patty, the Board reflects its striking depth of leadership. The elections also reflect the Company's compliance with the recent trends in corporate governance addressing the roles of independent directors and management."

         Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz Bank, N.A. which operates three full service offices in Natchez, two in Vicksburg, Mississippi, and one in Baton Rouge, Louisiana. The Company also owns Britton & Koontz Title Insurance Agency, Inc. which was established to issue title insurance on properties in the State of Mississippi. As of March 31, 2006, the Company reported assets of $382.8 million and equity of $31.6 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding at May 23, 2006, were 2,117,086.

Forward Looking Statements

         This news release contains statements regarding the projected performance of Britton & Koontz Capital and its subsidiaries. These statements constitute forward-looking information within the meaning of the Private Securities Litigation Reform Act. Actual results may differ materially from the projections provided in this release since such projections involve significant known and unknown risks and uncertainties. Factors that might cause such differences include, but are not limited to: competitive pressures among financial institutions increasing significantly; economic conditions, either nationally or locally, in areas in which the Company conducts operations being less favorable than expected; and legislation or regulatory changes which adversely affect the ability of the combined Company to conduct business combinations or new operations. The Company disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments.


                                       ###